Exhibit 10.447

AMenDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF BR ARCHCO MOREHEAD, LLC

This Amended and Restated Limited Liability Company Agreement (this “Agreement”), dated as of December 29, 2016, is executed by BR ArchCo Morehead Mezz, LLC, a Delaware limited liability company (“Sole Member”).

ARTICLE 1.
ORGANIZATIONAL MATTERS

1.1           Organization; Limited Liability Company Agreement.

The Company was formed as a limited liability company on July 29, 2015 pursuant to the LLC Act. BR ArchCo Morehead JV, LLC, a Delaware limited liability company (“Withdrawing Member”), was the original member of the Company. Withdrawing Member entered into that certain Limited liability Company Agreement of BR ArchCo Morehead, LLC, dated November 24, 2015, as amended by that certain First Amendment to Limited Liability Company Agreement of BR ArchCo Morehead, LLC, dated January 6, 2016 (as amended, the “Original Agreement”). Withdrawing Member subsequently transferred its membership interest in the Company (representing 100% of the membership interests in the Company) to Sole Member, Withdrawing Member withdrew as a member of the Company, and Sole Member was admitted as a member of the Company in place of Withdrawing Member. Sole member is entering into this Agreement to amend and restate the Original Agreement.

1.2           Name.

The name of the Company is BR ArchCo Morehead, LLC. The Members may adopt one or more fictitious names or trade names for use by the Company and may abandon any fictitious name or trade name adopted by the Company. The Members will make all filings required under applicable laws in connection with the adoption or use by the Company of any fictitious name or trade name.

1.3           Registered Agent; Registered Office.

(A)         The Company’s registered agent, as required by § 19-104 of the LLC Act, is National Registered Agents, Inc. The Members may change the Company’s registered agent from time to time, and upon resignation or removal of the Company’s registered agent, the Members may appoint a new registered agent for the Company. The Members shall file such amendment to the Company’s certificate of formation as may be required by the LLC Act to reflect any change in the Company’s registered agent.

(B)         The Company’s initial registered office is 160 Greentree Drive, Suite 101, City of Dover, Delaware 19904. The Members or the Company’s registered agent may change the location of the Company’s registered office from time to time, provided that notice of the change is filed in accordance with the LLC Act.

1.4           Purpose.

(A)         The purposes of the Company will be (i) to develop the Project and (ii) to carry out other activities incident to the purposes enumerated in this Section 1.4(A).

(B)         For purposes of this Section 1.4, development of the Project includes (i) acquisition and ownership of the Land by the Company, (ii) construction and development of the Project, and constructing other facilities (including facilities not on the Land) to the extent required by governmental authorities or otherwise appropriate for the Project, (iii) acquisition, ownership, leasing, operation, maintenance, management, repair, financing, refinancing, sale or other disposition and other dealings with the Project and (iv) other business typical for an owner or operator of a development similar to the Project.

(C)         The purposes of the Company include borrowing money to finance development of the Project and the conduct of the business of the Company, including paying costs of developing, constructing or operating the Project, all subject to any requirement for approval by the Members contained in this Agreement.

(D)         The Members acknowledge that the Project is to be developed and held for investment with the intent of maximizing the return to the Members, but such investment intent shall not preclude a disposition of the Project at any time otherwise allowed by this Agreement.

ARTICLE 2.
DEFINED TERMS AND INTERPRETATION

2.1           Defined Terms.

Terms listed below have the respective meanings assigned to them below when used in this Agreement, unless the context requires otherwise:

“Capital Contributions” means all contributions to the capital of the Company made in accordance with the provisions of this Agreement.

“Code” means the Internal Revenue Code of 1986, as previously amended and as amended in the future, or any successor statute. A reference to a particular provision of the Code includes all successor provision, even if the successor provision is numbered differently.

“Company” means the limited liability company governed by this Agreement.

“Construction Financing Documents” means documents evidencing, securing, or guaranteeing the Construction Loan and/or the Mezzanine Loan.

“Construction Lender” means Bank of the Ozarks.

“Construction Loan” means a loan from the Construction Lender to the Company in the maximum amount of $34,500,000, secured by the Project and any other property of the Company.

“Construction Loan Agreement” means that certain Construction Loan Agreement between the Construction Lender and the Company for the Construction Loan.

“Land” means the parcels of land located in Mecklenburg County, North Carolina, and being more particularly described on Exhibit A attached hereto and by this reference incorporated herein.

“LLC Act” means the Delaware Limited Liability Company Act, Title 6, Chapter 18 of the Delaware Code, as previously amended and as amended in the future; provided that, except as otherwise provided by law, future amendments of such statute will apply to the relationship of the Members in respect of the Company only to the extent agreed by the Members at the time.

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“Member” means the Sole Member or any other person who is admitted as a member of the Company in accordance with the LLC Act, but excluding any Member who has transferred its entire interest in the Company.

“Membership Interest” is defined in Section 8.1(A) of this Agreement.

“Membership Interest Certificate” is defined in Section 8.1(A) of this Agreement.

“Mezzanine Lender” means Nationwide Mutual Fire Insurance Company, an Ohio mutual insurance company.

“Mezzanine Loan” means a loan from the Mezzanine Lender to the Sole Member in the maximum principal amount of $7,250,000, secured primarily by (i) the Sole Member’s ownership interest in the Company and (ii) the ownership interest of BR ArchCo Morehead JV, LLC, a Delaware limited liability company, in the Sole Member.

“Mezzanine Loan Agreement” means that certain Loan Agreement between the Mezzanine Lender and the Sole Member for the Mezzanine Loan.

“Project” means the Land and the apartment community (expected to contain approximately 286 residential units) and related amenities to be constructed on the Land.

“Sole Member” is defined in the preamble of this Agreement.

“Treasury Regulation” means all proposed, temporary and final Income Tax Regulations promulgated by the Department of the Treasury pursuant to the Code or, to the extent applicable, any predecessor statute. A reference to a particular provision of the Treasury Regulations includes all successor provisions to that provision, even if the successor provisions are numbered differently.

“Withdrawing Member” is defined in Section 1.1 of this Agreement.

2.2           Interpretation.

(A)         In this Agreement, if the context requires, one gender includes other genders, the singular includes the plural, and the plural includes the singular.

(B)         The Section headings in this Agreement have been inserted for convenience of reference and are not to be considered in interpreting this Agreement.

(C)         References to “Articles” and “Sections” are to the various subdivisions of this Agreement as originally executed, unless reference is specifically made to another document.

(D)         A determination that any provision of this Agreement is invalid or unenforceable in a given circumstance will not affect the validity or enforceability of the other provisions of this Agreement or the validity or enforceability of the same provision in other circumstances.

(E)         This Agreement is to be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(F)         The words “include” and “including” and similar words, when used to introduce a list of specifics, are intended to be illustrative and not limiting.

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ARTICLE 3.
CAPITALIZATION

3.1           Capital Contributions.

(A)         Sole Member has made, or immediately upon its admission to the Company shall make, a Capital Contribution in the amount shown on the signature page of this Agreement.

(B)         Any Member may make additional Capital Contributions to the Company from time to time as it considers necessary for the Company’s business. A Member will have no obligation to make any additional Capital Contribution.

(C)          A decision to make additional Capital Contributions is discretionary to the Members. A creditor of the Company may not assume a Member’s willingness to make any additional Capital Contribution, nor may a creditor of the Company rely on a Member’s election to make any additional Capital Contribution until the Capital Contribution is actually funded to the Company. Any obligation for Capital Contributions may be waived by agreement of the Members at any time, either before or after the date required for funding, § 17-502 of the LLC Act notwithstanding.

3.2           Miscellaneous Provisions Regarding Capital.

A Member will not be entitled to withdraw any part of its Capital Contributions or to receive any distribution from the Company, except as specifically provided in this Agreement. A Member will have no right to receive property other than cash from the Company as a distribution. No interest or other return will be paid on any Capital Contribution, except as expressly provided in this Agreement.

ARTICLE 4.
MANAGEMENT OF COMPANY AFFAIRS

4.1           Generally.

(A)         The business and affairs of the Company will be managed by the Members. Each Member will have such authority in management of the Company’s business and affairs as allowed by the LLC Act.

(B)         Except as otherwise agreed by all Members, no Member will receive any compensation from the Company for its participation in managing the business and affairs of the Company. However, a Member will be entitled to reimbursement for all expenses incurred by it in managing the business or affairs of the Company (including reimbursement for services or materials provided through affiliates of the Member) and for any amount that the Member pays to satisfy obligations or liabilities of the Company; provided that reimbursement will be subject to limitations imposed by the terms of the Mezzanine Loan until Final Payment (as defined in the Mezzanine Loan Agreement).

(C)         A Member need devote to the Company only so much of the Member’s time and attention as, in the Member’s judgment, is necessary to manage the business and affairs of the Company.

4.2           Liability; Indemnity.

(A)         A Member will not be liable or accountable, in damages or otherwise, to the Company or the other Members for anything the Member does or refrains from doing in managing the business and affairs of the Company, except in the case of acts or omissions that constitute fraud, gross negligence or willful or wanton misconduct.

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(B)         The Company will indemnify, defend and hold harmless each Member, each person who holds a direct or indirect ownership interest in a Member and the respective officers, directors, managers, trustees, agents, employees, affiliates and professional or other advisors of a Member or any such owner against any and all loss, cost, damage, expense or liability (including fees and expenses of attorneys and other professional advisors and court costs) incurred by any of them by reason of anything any one or more of them does or refrains from doing for, or in connection with the business or affairs of, the Company, excluding acts or omissions that constitute fraud, gross negligence or willful or wanton misconduct.

(C)         The rights under this Section 4.2 will not limit other rights which any person may have at law or in equity, including common law rights to indemnification, reimbursement or contribution. The rights of a person under this Section 4.2 will not be effected by any change in the relationship between such person or its affiliates, on one hand, and the Company, on the other hand, or except to the extent otherwise agreed by such person, any change in the terms of this Section 4.2 that becomes effective after such person takes action or refrains from acting in reliance on this Section 4.2.

(D)         Rights under this Section 4.2 will be subject to limitations imposed by the terms of the Mezzanine Loan until Final Payment (as defined in the Mezzanine Loan Agreement).

4.3           Officers.

The Members may designate a president, one or more vice president, a treasurer, a secretary or other officers for the Company. An individual may hold more than one office. Each individual listed in Exhibit C is hereby designated as an officer of the Company, holding the respective office or offices indicated opposite his or her name. Except for the officers designated in this Section 4.3, officers will be elected by the Members. Each officer will serve until his or her death, permanent disability, resignation or removal. An officer may resign at any time. An officer may be removed at any time, with or without cause, by the Members. The Company’s officers will have such authority and shall perform such functions as specified by the Members or as otherwise are customarily incident to their respective offices, in all cases subject to direction of the Members. An officer will not be entitled to compensation from the Company. An officer will be entitled to reimbursement from the Company for reasonable expenses incurred in the performance of his or her duties as an officer, subject to the expense reimbursement policies approved by the Members, if any. An officer of the Company will not be liable or accountable, in damages or otherwise, to the Company or the Members for anything the officer does or refrains from doing in connection with the business and affairs of the Company, except in the case of acts or omissions of the officer that constitute fraud, gross negligence or willful or wanton misconduct. The Company will indemnify, defend and hold harmless each officer of the Company against any and all loss, cost, damage, expense or liability (including fees and expenses of attorneys and other professional advisors and court costs) incurred by the officer by reason of anything he or she does or refrains from doing for, or in connection with the business or affairs of, the Company, excluding acts or omissions of the officer that constitute fraud, gross negligence or willful or wanton misconduct. An officer’s rights under this Section 4.3 will not limit other rights which the officer may have at law or in equity, including common law rights to indemnification, reimbursement or contribution. The rights of an officer under this Section 4.3 will not be effected by any change in the relationship between the officer and the Company or, except to the extent otherwise agreed by the officer, any change in the terms of this Section 4.3 that becomes effective after the officer takes action or refrains from acting in reliance on this Section 4.3. An officer’s rights to indemnification, reimbursement or contribution under this Section 4.3 will be subject to limitations imposed by the terms of the Mezzanine Loan until Final Payment (as defined in the Mezzanine Loan Agreement).

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4.4           Other Activities.

Each Member, as well as its affiliates, may engage in or possess an interest in other businesses and investments of any nature, independently or in concert with others, even if the business or investment competes with or is enhanced by the business of the Company. Neither the Company nor another Member will have any right in or to any independent business or investment of another Member or its affiliates or the income or profits derived from any independent business or investment of another Member or its affiliates.

ARTICLE 5.
TAX MATTERS

5.1           Disregarded Entity.

For so long as Sole Member is the sole Member of the Company, the Company shall be ignored for federal income tax purposes, as provided in § 301.7701-2 of the Treasury Regulations. For so long as Sole Member is the sole Member of the Company, (a) the Company shall be ignored for state and local income tax purposes so long as the relevant jurisdiction allows such characterization and (b) if a jurisdiction does not allow the Company to be ignored, all profits, gains, losses and other items shall, for tax purposes, be allocated to Sole Member.

5.2           Allocations if More Than One Member.

If Sole Member is not the sole Member of the Company, allocations of profits, gains, losses and other items for tax purposes shall be allocated among the Members as they agree or, failing agreement, in proportionate shares based upon the Member’s respective ownership interests in the Company, in each such case, subject to any limitations imposed by § 704 of the Code and the related Treasury Regulations.

ARTICLE 6.
DISTRIBUTIONS

6.1           Distributions.

Distributions by the Company shall be made in amounts and at times as the Members determine to be appropriate. The Company shall in all events make distributions in amounts and times as necessary to allow Sole Member to make payments required by the Mezzanine Loan subject to (a) the limitations in § 18.607 of the LLC Act, (b) the availability of cash on hand and (c) restrictions imposed by the Construction Loan.

6.2           No Priority in Distributions.

No Member will have any priority over any other Member as to the return of its Capital Contributions or as to compensation by way of income.

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ARTICLE 7.
DISSOLUTION AND TERMINATION

7.1           Coordination with Mezzanine Loan.

This Article 7 is subject to the terms of the Mezzanine Loan Agreement and Section 10.1 of this Agreement.

7.2           Dissolution Events.

The Company will be dissolved upon the happening of the first to occur of the following events:

(1)         all of the assets of the Company (including any assets acquired in exchange for or upon transfer of other assets) are transferred to another person or distributed to the Members;

(2)         all Members elect in writing to dissolve the Company; or

(3)         entry of a decree of judicial dissolution pursuant to § 18.802 of the LLC Act.

Each Member specifically waives any right (whether under the LLC Act or otherwise) to require the Company to be dissolved or to obtain a partition of the Company’s assets, except as provided in this Section 7.2.

7.3           Liquidation.

Subject to any order entered in a proceeding under § 18.802 of the LLC Act, liquidation of the Company will be managed by the Members, excluding any Member who has wrongfully caused the dissolution of the Company. Upon any dissolution of the Company, all assets of the Company (except cash and cash equivalents) will be sold and the proceeds (together with any cash or cash equivalents of the Company) will be applied to the following uses and in the following order of priority:

(1)         first, to satisfy liquidated liabilities of the Company;

(2)         second, to set aside an amount which the person managing the liquidation reasonably determines to be appropriate to provide for contingent or unliquidated liabilities of the Company;

(3)         third, to pay to Members proportionately, based on the amount thereof owed each Member, the unreturned Capital Contributions of the Members; and

(4)         fourth, to make distributions to Members in accordance with their respective ownership interests in the Company.

Liquidation of the Company’s assets may be delayed for such time as the person managing the liquidation considers appropriate to realizing the fair value of the assets. If provision is made for liabilities in accordance with paragraph (2) above, any amounts remaining after those liabilities are satisfied or, in the judgment of the person managing the liquidation, become unlikely of being asserted shall be distributed as contemplated by paragraphs (3) and (4) above.

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ARTICLE 8.
MEMBERSHIP INTERESTS

8.1           Membership Interest Certificates.

(A)         The Members hereby elect to opt in to Article 8 of the Delaware Uniform Commercial Code. Accordingly, all ownership interests of the Members in the Company (“Membership Interests”) under this Agreement shall be treated as securities under Delaware Uniform Commercial Code § 8-103(c) and will be certificated within the meaning of § 18-702(c) of the LLC Act and Article 8 of the Delaware Uniform Commercial Code. Notwithstanding any other provision to this Agreement, this election may not be revoked or changed without the consent of the Mezzanine Lender until Final Payment (as defined in the Mezzanine Loan Agreement). A Membership Interest will be evidenced by a certificate of interest issued by the Company in substantially the form set forth in Exhibit B to this Agreement (each, a “Membership Interest Certificate”). Each Membership Interest is a “security” and each Membership Interest Certificate is a “certificated security” (as that term is defined in Article 8 of the Delaware Uniform Commercial Code), and each Membership Interest in the Company and each Membership Interest Certificate is governed by (i) Article 8 of the Delaware Uniform Commercial Code and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions of Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. The Company shall issue to each Member a Membership Interest Certificate evidencing the Membership Interest issued to such Member.

(B)         The Company shall maintain a register showing each Member’s name, address, and ownership interest in the Company. The Company shall treat such register as definitive and binding for all purpose, and only those persons so registered as Members shall have the rights of Members. The Company and any agent of the Company may treat the Member in whose name any Membership Interest Certificate is registered on the register maintained by the Company as the owner of the related Membership Interest for the purpose of receiving distributions made by the Company and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

(C)         If any mutilated Membership Interest Certificate is surrendered to the Company, or if the Company receives evidence to its satisfaction of the destruction, loss or theft of any Membership Interest Certificate and there is delivered to the Company such security or indemnity as may be required by the Company to save it harmless, then, in the absence of notice to the Company that such Membership Interest Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Membership Interest Certificate, a new Membership Interest Certificate of like effect to the mutilated, destroyed, lost or stolen Membership Interest Certificate. Upon the issuance of any new Membership Interest Certificate under this Section 8.1(C), the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Company) connected therewith. Any duplicate Membership Interest Certificate issued pursuant to this Section 8.1(C) shall constitute complete and indefeasible evidence of membership in the Company, as if originally issued, whether or not the lost, stolen, or destroyed Membership Interest Certificate shall be found at any time.

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(D)         A Member may transfer its Membership Interest, or a part of such Membership Interest, only by delivering to the Company the Membership Interest Certificate representing the Membership Interest to be transferred, properly endorsed for transfer or accompanied by appropriate instrument of transfer duly executed. Until Final Payment (as defined in the Mezzanine Loan Agreement), transfer of a Membership Interest will be subject to the restrictions in the Mezzanine Loan Agreement and the Membership Interest may be transferred only as allowed by such restrictions of the Mezzanine Loan Agreement. Upon receipt of same the Company shall make an appropriate entry of the transfer in the register described in Section 8.1(B) and shall issue to the transferee a new Membership Interest Certificate representing the Membership Interest that is transferred. If less than the entire Membership Interest represented by a Membership Interest Certificate has been transferred, the Company also shall issue to the transferor a new Membership Interest Certificate representing the portion of the Membership Interest that has not been transferred. No transfer of a Membership Interest shall be effective until (a) the Company has received the Membership Interest Certificate, properly endorsed for transfer or accompanied by appropriate instrument of transfer duly executed, and (b) the Company has made the register entry. All Membership Interest Certificates surrendered for transfer shall be canceled by the Company.

8.2           Compliance with Securities Laws.

Each Member represents and warrants to the other Members and the Company that as of the date of this Agreement:

(1)         It has acquired its Membership Interest for investment solely for its own account and with the intention of holding such Membership Interest for investment, without any intention of participating directly or indirectly in any distribution of any portion of such Membership Interest and without the financial participation of any other person in acquiring such Membership Interest.

(2)         It is aware that its Membership Interest has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, if any, in reliance upon the exemption contained in those laws. It understands and acknowledges that its representations and warranties contained in this Section 8.2(2) are being relied upon by the other Members and the Company as the basis for the exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws, if any, in connection with the issuance of its Membership Interest. It further acknowledges that the Company has no obligation (i) to recognize any transfer or encumbrance of all or any part of its Membership Interest unless and until the provisions of this Agreement have been fully satisfied or (ii) to register its Membership Interest pursuant to the Securities Act of 1933, as amended, or any state securities laws.

(3)         It recognizes that a legend reflecting the restrictions imposed upon the transfer and encumbrance of its Membership Interest under the Securities Act of 1933, as amended, and state securities laws has been placed on the Membership Interest Certificate evidencing its Membership Interest. It will comply with the restrictions imposed by such legend, as well as all other restrictions on transfer or encumbrance of its Membership Interest imposed by this Agreement. It will not transfer or encumber, or offer for transfer or encumbrance, its Membership Interest in violation of the restrictions imposed by the Securities Act of 1933, as amended, or any applicable state securities laws or any of the provisions of this Agreement.

ARTICLE 9.
APPROVAL OF FINANCING

9.1           Approval of Financing.

(A)         The Members hereby authorize the Company to take such actions as any officer of the Company determines is appropriate (i) to obtain the Construction Loan and to allow the Sole Member to obtain the Mezzanine Loan and to enter into the Construction Financing Documents to which the Company is a party on terms as any officer of the Company may conclude are appropriate, (ii) to execute and deliver such Construction Financing Documents (including loan agreements, promissory notes, deeds of trust, security agreements, assignments and collateral assignments, assignments of rents and leases, notices, affidavits, proxies and other documents, instruments, agreements, certificates and consents) as are required of the Company by the Construction Lender or the Mezzanine Lender or as any officer of the Company otherwise considers necessary, appropriate or desirable to effectuate the Construction Loan and/or the Mezzanine Loan, (iii) to encumber, as security for the Construction Loan, the Land and the Project and any other property of the Company as required by the Construction Lender or as any officer of the Company otherwise considers necessary, appropriate or desirable to effectuate the Construction Loan and (iv) to perform the obligations of the Company, and to allow the Sole Member to perform its obligations, under the Construction Financing Documents.

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(B)         The Members further authorize any officer of the Company, acting on behalf of the Company, (i) to negotiate definitive terms of the Construction Financing Documents, (ii) to execute and deliver such Construction Financing Documents to which the Company is a party (including loan agreements, promissory notes, deeds of trust, security agreements, assignments and collateral assignments, assignments of rents and leases, notices, affidavits, proxies and other documents, instruments, agreements, certificates and consents) as are required of the Company by the Construction Lender or the Mezzanine Lender or as any officer of the Company otherwise considers necessary, appropriate or desirable to effectuate the Construction Loan and/or the Mezzanine Loan, (iii) to encumber, as security for the Construction Loan, the Property and any other property of the Company as required by the Construction Lender or as any officer of the Company otherwise considers necessary, appropriate or desirable to effectuate the Construction Loan and (iv) to cause the Company to perform its obligations, and to allow the Sole Member to perform its obligations, under the Construction Financing Documents.

9.2           Authorization to Pledge Membership Interests.

All owners of Membership Interests are authorized to pledge or assign such Membership Interests to the Mezzanine Lender; such pledge or assignment may include all voting, management and control rights and is not limited to economic rights; and neither the exercise by Mezzanine Lender of any right or remedy under the loan documents for the Mezzanine Loan, including, foreclosure against the Membership Interest pledged to the Mezzanine Lender, nor the transfer to the Mezzanine Lender or its successor or assign of title to any interests in such Membership Interest pledged to the Mezzanine Lender, shall constitute a default or breach.

ARTICLE 10.
SPECIAL LENDER RELATED PROVISIONS

10.1         Mezzanine Loan Related Provisions.

(A)         Notwithstanding any other provision of this Agreement to the contrary, the provisions of this Section 10.1 (and Exhibit D incorporated herein) are intended to and shall supersede and take priority over any other provision of this Agreement, including any future amendment entered into without the prior written consent of the Mezzanine Lender in its sole discretion, unless doing so would violate the terms of the Construction Loan. Without limiting the foregoing, any other provision of this Agreement which is inconsistent with any provision of this Section 10.1 (and Exhibit D incorporated herein) shall be null and void and of no force or effect to the extent of such inconsistency, unless doing so would violate the terms of the Construction Loan.

(B)         Until Final Payment (as defined in the Mezzanine Loan Agreement), the Company shall comply with the requirements set out in Exhibit D to this Agreement, unless otherwise approved by the Mezzanine Lender. Exhibit D is hereby incorporated by reference into this Section 10.1(B) as if set forth in full at this point. Terms defined in the Mezzanine Loan Agreement have the respective meanings assigned in the Mezzanine Loan Agreement when used as defined terms in Exhibit D, even if otherwise defined for other purposes elsewhere in this Agreement.

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(C)         Until Final Payment (as defined in the Mezzanine Loan Agreement), any amendment or waiver of the provisions of Sections 4.1(B), 4.2(D), 4.3, 6.1, 7.1, 8.1 or this Section 10.1 must be approved by the Mezzanine Lender, and any amendment or waiver of those provisions not approved by the Mezzanine Lender will be null and void. In addition, unless otherwise approved by the Mezzanine Lender, until Final Payment (as defined in the Mezzanine Loan Agreement), the Company may not change its election to have the Membership Interests be “certificated securities” governed by Article 8 of the Delaware Uniform Commercial Code as provided in Section 8.1. Approval by the Mezzanine Lender under this Section 10.1 will be effective only if it is in writing.

(D)         The Mezzanine Lender is a third-party beneficiary of this Section 10.1. The Sole Member and the Company hereby stipulate and agree that the Mezzanine Lender has relied on the terms of Sections 4.1(B), 4.2(D), 4.3, 6.1, 7.1, 8.1 and this Section 10.1 (and Exhibit D incorporated therein) in making the Mezzanine Loan and that the rights of the Mezzanine Lender hereunder have fully vested.

10.2         Construction Loan Related Provisions.

For so long as the Construction Loan remains unpaid, the Company shall comply with the requirements set out in Exhibit E to this Agreement, unless otherwise approved by the Construction Lender. Exhibit E is hereby incorporated by reference into this Section 10.2 as if set forth in full at this point. Terms defined in the Construction Loan Agreement have the respective meanings assigned in the Construction Loan Agreement when used as defined terms in Exhibit E, even if otherwise defined for other purposes elsewhere in this Agreement. For so long as the Construction Loan remains unpaid, any amendment or waiver of the provisions of this Section 10.2 must be approved by the Construction Lender, and any amendment or waiver of those provisions not approved by the Construction Lender will be null and void. The Construction Lender is a third-party beneficiary of this Section 10.2. The Sole Member and the Company hereby stipulate and agree that the Construction Lender has relied on the terms of this Section 10.2 in making the Construction Loan and that the rights of the Construction Lender hereunder have been fully vested.

ARTICLE 11.
MISCELLANEOUS

11.1         Amendment.

Any amendment of this Agreement will require the approval of all Members. Approval of an amendment by a Member will be effective only if it is in writing.

11.2         Notices.

All notices and other communications under this Agreement will be effective only if in writing. Notices and other communications under this Agreement will be deemed to have been given when actually delivered by hand, mail, courier service or fax, e-mail or other means of electronic facsimile transmission, or when delivery is attempted and rejected, at the address designated by the applicable party or, in the case of the Company, at its principal place of business. Until changed, the address for notice to Sole Member is as listed on the signature page of this Agreement. In the event of admission of a new Member, the Member shall provide the Company and each other Member with its address for notices and other communications under this Agreement. If a notice is sent by electronic transmission (including fax or e-mail), confirmation of transmission generated by the sender’s equipment will be prima facie evidence of receipt.

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11.3         Duplicate Originals.

Any number of counterparts of this Agreement may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement.

11.4         Creditors Not Benefited.

Subject to Article 10, nothing contained in this Agreement will benefit any creditor of a Member or of the Company. No creditor of a Member or of the Company may require a Capital Contribution to be solicited or a distribution to be made by the Company, nor may any creditor of a Member or of the Company enforce the obligation of a Member under this Agreement. Establishment of reserves is for the benefit of the Members only, and no creditor of the Company may require funding of any such reserves, nor may any creditor of the Company access such reserves, except through levy against the Company’s property in collection of a judgment as otherwise allowed by law. The Members may elect to reduce any Company reserves at any time, regardless of claims then outstanding against the Company, subject only to limitations imposed by law that cannot be altered by a provision like this Section 11.4.

11.5         Limited Liability Company Agreement.

This Agreement is the limited liability company agreement of the Company (within the meaning of the LLC Act) to the exclusion of any other writings. Without limitation, this Agreement amends and restates the Original Agreement, and it supersedes the Original Agreement in its entirety.

BR ArchCo Morehead Mezz, LLC,					Address:	712 Fifth Avenue, 9th Floor
a Delaware limited liability company						New York, New York 10019

By:	BR ArchCo Morehead JV, LLC, a Delaware limited liability company, its Sole Member				Fax:	(646) 278 – 4220
					Capital Contribution:	$17,955,556
	By:	BR Morehead JV Member, LLC,
a Delaware limited liability company,
its Manager

By: Bluerock Special Opportunity + Income
Fund II, LLC, a Delaware limited liability
company, its Manager

		By:	BR SOIF II Manager, LLC,
a Delaware limited liability company,
its Manager

			By:	/s/ Jordan Ruddy
			Name:	Jordan Ruddy
			Title:	Authorized Signatory

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Acknowledgement of Withdrawing Member

Withdrawing Member is executing this Amended and Restated Limited Liability Company Agreement of BR ArchCo Morehead, LLC for the sole purpose of acknowledging that Withdrawing Member has transferred its membership interest in the Company (representing 100% of the membership interest in the Company) to Sole Member and has withdrawn as a member of the Company.

BR ArchCo Morehead JV, LLC,

a Delaware limited liability company

By:	BR Morehead JV Member, LLC, a Delaware limited liability company, its Manager

By: Bluerock Special Opportunity + Income Fund II, LLC, a Delaware limited liability company, its Manager

By:	BR SOIF II Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ Jordan Ruddy
Name: Jordan Ruddy
Title: Authorized Signatory

13

Exhibit A

Description of Land

Lying and being in the City of Charlotte, Mecklenburg County, North Carolina and more particularly described as:

PARCEL 1

BEGINNING at a point located at the intersection of the southern margin of the right-of-way of West Morehead Street and the eastern margin of the right-of-way of South Summit Avenue, thence from said Beginning point and with the eastern margin of the right-of-way of South Summit Avenue S. 11-45 W. 220.0 ft. to an iron located beneath the pavement in the northern margin of the Piedmont and Northern Railroad right-of-way; thence with said right-of-way in two courses and distances as follows: (1) S. 78-15 E. 83.45 ft. to a point; (2) with the arc of a circular curve to the left having a radius of 465.84 ft., a chord bearing and distance of N. 85-54-16 E. 254.39 feet and an arc distance of 257.66 ft. to an iron located beneath the pavement in the western margin of a paved 20 ft. alley way; thence with the western margin of said alley way N. 03-10-25 W. 195.17 ft. to an iron pipe located in the southern margin of the right-of-way of West Morehead Street; thence with said margin of West Morehead Street and with the arc of a circular curve to the right having a radius of 1263.11 ft., a chord bearing and distance of N. 85-56-55 W. 280.50 ft. and an arc distance of 281.08 ft. to the point and place of BEGINNING; containing 1.5544 acres; as shown on a survey by R. B. Pharr & Associates, P.A., dated October 4, 1999, and being Lot 1 in Block D of Wesley Heights as shown on a map recorded in Map Book 3 at Page 540 in the Office of the Register of Deeds for Mecklenburg County, North Carolina.

PARCEL 2

BEGINNING at an iron stake in the easterly margin of South Summit Avenue and the southerly margin of the P. and N. right of way, said point of beginning being S. 11-45 W. 245 feet from the southerly margin of West Morehead Street, thence, along the easterly margin of South Summit Avenue S. 11-45 W., 145 feet to a point in the northerly margin of Bryant Street; thence, along the northerly margin of Bryant Street, S. 78-15 E. 84.69 feet, to an iron stake and a point of curve; thence, with the arc of a circular curve to the left of radius of 1146.28 feet, a distance of 333.11 feet, to an iron stake in the northerly margin of Bryant Street and the westerly margin of a twenty foot alley; thence, with the westerly line of said alley N. 12-57 W. 183.51 feet to a point in the westerly margin of said alley and southerly margin of P. and N. right of way; thence, along the southerly margin of said right of way and with the arc of a circular curve to the right of radius 490.84 feet, a distance of 247.64 feet, to a point on curve on said right of way; thence, along the southerly margin of P. and N. right of way N. 78-15 W., 101.59 feet to the point of BEGINNING, said lot being designated as Lot 2, Block D, Wesley Heights, as shown in Map Book 3, Page 540, of the Mecklenburg County Public Registry, North Carolina.

PARCEL 3

BEGINNING at a #4 rebar located on the northern margin of Bryant Street at the southeast corner of the property of Southern Apartment Group-49, LLC (Deed Book 28056, Page 975); thence N. 12-57-00 W. 183.51’ to a #4 rebar; thence along a curve to the right, with a radius of 490.84’, an arc of 10.07’, and bearing and chord of S 70-09-42 W. 10.07’, to a computed point; thence S. 12-57-00 E. 186.09’ to a computed point, located on the northern margin of Bryant Street; thence with the northern margin of Bryant Street, along a curve to the left, with a radius of 1146.28’, an arc of 10.09’, and bearing and chord of S. 84-50-51 W. 10.09’ to the point and place of BEGINNING, containing 0.042 acres, more or less.

Exhibit A

PARCEL 4

BEGINNING at a nail in the Eastern margin of S. Summit Avenue, said point being located S. 11-45-00 W. 220.00’ from a nail in the sidewalk located at the intersection of the Eastern margin of S. Summit Avenue and the Southern margin of West Morehead Street; thence running with Lot #1, Block D, Map Book 3, Page 540 (Mecklenburg County Registry) S. 78-15-00 E. 83.45’ to a point; thence continuing with Lot #1, along a curve to the left having a radius of 465.84’, an arc length of 257.66’, a chord of 254.39’ and bearing of N. 85-52-47 E. to an old iron pipe; thence S. 06-46-31 E. 26.14’ to a #4 rebar located at the northeasternmost corner of Lot #2-A, Map Book 3, Page 540; thence with the Northern boundary line of said Lot #2-A, along a curve to the right having a radius of 490.84’, an arc length of 247.63’, a chord of 245.01’ and a bearing of S. 85-12-08 W. to a point; thence continuing with Lot #2-A, N. 78-15-00 W. 101.59’ to a nail along the Eastern margin of S. Summit Avenue; thence with the margin of S. Summit Avenue, N. 11-45-00 E. 25.00’ to the point and place of BEGINNING, containing 0.201 acres, more or less, as shown on a survey by Robert J. Dedmon Dated February 6, 2013.

PARCEL 5

TOGETHER WITH an easement for egress, ingress and regress from the alley described in instrument recorded in Book 11924, Page 614, Mecklenburg County Public Registry.

THE ABOVE PARCELS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING at a nail in the sidewalk at the Northeast margin of Bryant Street and South Summit Avenue, said beginning point being located S 78-46-00 E, 50.22’ from a nail in the sidewalk located at the Northwest margin of Bryant Street and South Summit Avenue; thence from said beginning point, with the Eastern margin of S Summit Ave, N 11-45-00 E 390.00’ to a nail in the sidewalk, Southeast margin of S Summit Ave and West Morehead Street; thence with the Southern margin of W Morehead St, along a curve to the left, with a radius of 1263.11’, an arc of 281.08’, and a bearing & chord of S 86-02-44 E, 280.50’ to a 3/4" pipe; thence leaving said margin of W Morehead St, and running with an old alleyway S 03-10-25 E 195.06’ to an old iron; thence S 06-46-31 E 26.14’ to a #4 rebar, corner of abandoned alleyway; thence with abandoned alleyway, along a curve to the left, with a radius of 490.84’, an arc of 10.07’, and bearing and chord of S 70-09-42 W, 10.07’, to a #4 rebar; thence S 12-57-00 E 186.09’ to a #4 rebar, located on the Northern margin of Bryant St; thence with the Northern margin of Bryant St, along a curve to the right, with a radius of 1146.28’, an arc of 10.09’, and bearing and chord of S 84-50-51 W, 10.09’ to a #4 rebar; thence along a curve to the right, with a radius of 1146.28’, an arc of 333.11’, and bearing and chord of N 86-34-31 W, 331.94’ to a nail; thence N 78-15-00 W, 84.69’ to the point and place of BEGINNING, containing 3.158 acres, more or less.

Exhibit A-2

Exhibit B

Form of Membership Interest Certificate

BR ArchCo MOrehead, LLC,
A Delaware Limited Liability Company

membership Interest Certificate #____

THIS membership INTEREST CERTIFICATE AND THE membership INTEREST REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY IN ALL RESPECTS.

TRANSFER OF THE membership INTEREST REPRESENTED BY THIS membership INTEREST CERTIFICATE IS SUBJECT TO RESTRICTIONS AS PROVIDED ON THE REVERSE OF THIS membership INTEREST CERTiFICATE.

This certifies that _____________________________________________ is the owner of a membership interest in BR ArchCo Morehead, LLC (the “Company”), representing a ____% membership interest, subject to the terms of the Amended and Restated Limited Liability Company Agreement, dated ______________, 201___, for the Company, as the same may be amended from time to time in accordance with its terms (the “LLC Agreement”). [INSERT IF THIS CERTIFICATE REPRESENTS 100% OF MEMBERSHIP INTERESTS: The membership interest represented hereby consists of all capital, profits, distributions, rights to vote and act as a member or manager and all other rights and privileges of ownership or membership in the Company.]

The membership interest represented hereby is a certificated security within the meaning of Uniform Commercial Code § 8-102(a)(4) for purposes of, and governed by, (i) Article 8 of the Uniform Commercial Code (including section 8 102(a)(15) thereof) as in effect in from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions of Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. This Membership Interest Certificate and the membership interest represented hereby are transferrable only on the books of the Company upon surrender of this Membership Interest Certificate and authority for transfer, as provided below. The Company may recognize and treat the registered holder of this Membership Interest Certificate as the true owner of the membership interest in the Company represented hereby for all purposes.

The membership interest represented by this Membership Interest Certificate may be transferred, sold, assigned or otherwise disposed of by the holder thereof only in accordance with the provisions of the LLC Agreement and applicable law. This Membership Interest Certificate, when coupled with an assignment in the form set forth on the reverse hereof or otherwise sufficient to convey an interest in the Company, duly executed and naming an assignee, may be deposited with the Company and upon such deposit shall constitute direction by the registered owner of this Membership Interest Certificate to the Company to register the change of ownership of the membership interest evidenced hereby to such assignee and to issue a new certificate reflecting such change of ownership to such assignee.

The Company has caused this Membership Interest Certificate to be issued on the date stated below.

Date of Issuance: _________________	BR ArchCo Morehead, LLC,
a Delaware limited liability company

By:
Name: Jordan Ruddy
Title: President and Treasurer

THE MEMBERSHIP INTEREST HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES LAWS. THE MEMBERSHIP INTEREST MAY NOT BE SOLD OR OFFERED FOR SALE (WITHIN THE MEANING OF ANY SECURITIES LAW) UNLESS A REGISTRATION STATEMENT UNDER ALL APPLICABLE SECURITIES LAWS WITH RESPECT TO THE MEMBERSHIP INTEREST IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS IS THEN APPLICABLE TO THE MEMBERSHIP INTEREST. IN ADDITION, THE MEMBERSHIP INTEREST MAY NOT BE TRANSFERRED OR ENCUMBERED EXCEPT UPON SATISFACTION OF THE PROVISIONS OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY.

THE MEMBERSHIP INTEREST REPRESENTED HEREBY IS SUBJECT TO THE PROVISIONS OF: (I) THE LLC AGREEMENT, WHICH, AMONG OTHER THINGS, RESTRICTS THE TRANSFER OF SUCH MEMBERSHIP INTEREST; (II) A SECURITY AGREEMENT AND PLEDGE OF OWNERSHIP INTERESTS IN PROJECT OWNER DATED _______________, 201___ (“SECURITY AGREEMENT”) WHICH, AMONG OTHER THINGS, GRANTS A SECURITY INTEREST IN THIS CERTIFICATE AND THE MEMBERSHIP INTEREST REPRESENTED HEREBY; AND (III) AN IRREVOCABLE PROXY AGREEMENT DATED _______________, 201___ GRANTING CERTAIN RIGHTS AND POWERS WITH RESPECT TO THE MEMBERSHIP INTEREST REPRESENTED HEREBY (THE “PROXY AGREEMENT”, AND COLLECTIVELY WITH THE LLC AGREEMENT AND THE SECURITY AGREEMENT, THE “AGREEMENTS”). MEMBER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED COPIES OF AND IS FAMILIAR WITH THE AGREEMENTS. COPIES OF THE AGREEMENTS MAY BE OBTAINED FROM THE COMPANY UPON REQUEST OF THE HOLDER OF THIS CERTIFICATE AT ANY TIME. BY ACCEPTANCE OF THIS CERTIFICATE, AND AS A CONDITION TO BEING ENTITLED TO ANY RIGHTS AND/OR BENEFITS OF THE MEMBERSHIP INTEREST EVIDENCED HEREBY, THE HOLDER OF THIS CERTIFICATE DOES HEREBY AND SHALL BE DEEMED TO AGREE TO AND SHALL BE BOUND BY ALL THE TERMS, CONDITIONS AND PROVISIONS OF THE AGREEMENTS.

FOR VALUE RECEIVED, the undersigned, __________________________________________________, a ___________________________, the registered holder (“Holder”) of the MEMBERSHIP INTEREST CERTIFICATE NUMBER __ (the “Certificate”), does hereby sell, assign, transfer, convey, and deliver unto:

________________________________________________, a ____________________, and its successors and assigns (“Assignee”), the Certificate and the membership interest in the Company evidenced by the within Certificate, and does hereby irrevocably constitute and appoint ____________________________________________ as attorney-in-fact to transfer said Certificate and membership interest on the books of the Company, with the full power of substitution in the premises.

Dated as of: ____________________

a

By:
Its

Exhibit B-2

Exhibit C

Company Officers

Jordan Ruddy	President and Treasurer

Michael Konig	Vice President and Secretary

Neil Brown	Vice President

Dorrie Green	Vice President

Exhibit D

Mezzanine Loan SPE Provisions

A.         Terms defined in the Mezzanine Loan Agreement have the respective meanings assigned in the Mezzanine Loan Agreement when used as defined terms in this Exhibit D, even if otherwise defined for other purposes elsewhere in this Agreement.

B.           The following provisions are intended to assure that Project Owner is and will continue to be single purpose, bankruptcy remote entity whose assets and liabilities are separate from those of any other person, and Mezzanine Lender and the Company hereby stipulate and agree that Mezzanine Lender has relied thereon in evaluating the risks associated with the Mezzanine Loan and extending credit on the terms set forth in the Mezzanine Loan Agreement and the other Loan Documents for the Mezzanine Loan. Without Mezzanine Lender’s consent, the Company will not take, or have authority to take, any of the following actions (except if and to the extent required or expressly permitted in the Mezzanine Loan Agreement and the other Loan Documents for the Mezzanine Loan):

(1)         Admitting a member to, or Transferring any interest in, Company;

(2)         Accepting any Capital Contributions except as permitted in Section 5.8 of the Mezzanine Loan Agreement;

(3)         Entering into, amending, waiving or otherwise modifying or terminating any Material Agreement;

(4)         Changing, waiving, or deviating from the Development Budget, the Construction Schedule, or the Plans and Specifications;

(5)         Paying or distributing funds or incurring expenses or other obligations except pursuant to the Mezzanine Loan Agreement and the other Loan Documents for the Mezzanine Loan and the Senior Loan Documents and as provided for in the then-current Budget;

(6)         Entering into, modifying, terminating, or waiving any material provision of any agreement for the provision of goods or services involving the expenditure of more than $125,000.00 for any single item or series of related items or $400,000.00 in the aggregate, regardless of the amount of any individual item comprising such total, in any period of twelve consecutive months, unless otherwise approved in the Budget;

(7)         Acquiring, selling, transferring or exchanging any real or personal property, except pursuant to the Development Budget and the disposition of personal property excluded from the definition of “Transfer” in the Mezzanine Loan Agreement;

(8)         (a) instituting proceedings to be adjudicated bankrupt or insolvent or consenting to the institution of bankruptcy or insolvency proceedings; (b) filing a petition seeking, or consenting to, reorganization or relief under any applicable federal or state law relating to bankruptcy; (c) consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official); (d) making any assignment for the benefit of creditors; (e) admitting in writing the inability to pay debts generally as they become due; (f) dissolving; (g) amending its organizational documents; (h) committing or allowing to occur any default under the Senior Loan Documents or any other Material Agreement; (i) upon the commencement of a bankruptcy proceeding by or against the Company or the Sole Member, seeking a stay or otherwise seeking pursuant to Section 105 or any other provision of the Bankruptcy Code or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, that may be or become applicable, to stay, interdict, condition, reduce, or inhibit Mezzanine Lender’s ability to enforce any of Mezzanine Lender’s rights under a Guaranty given in respect of the Mezzanine Loan against the applicable Guarantor or under the Environmental Indemnity given in respect of the Mezzanine Loan against any Indemnitor; or (j) taking any action in furtherance of any of the foregoing;

(9)         Taking any other action that would make it impossible to continue operating in the ordinary course of business as provided in the Mezzanine Loan Agreement and the other Loan Documents for the Mezzanine Loan;

(10)        Dissolving;

(11)        Owning any asset other than (a) the Project and (b) incidental personal property related to the development or operation of the Property;

(12)        Engaging in any business other than the ownership, management, and operation of the Property and related activity;

(13)        Granting or permitting any Lien, or incurring any Indebtedness, secured or unsecured, direct or contingent;

(14)        Causing or allowing any Indebtedness or other obligations of any kind whatsoever to be secured (senior, subordinate or pari passu) by the Property, except the Senior Loan;

(15)        Making any loans or advances to any Person (including any shareholder, partner, principal, member or Affiliate of Company or any Guarantor);

(16)        Paying or permitting to be paid its own liabilities and obligations from any source other than its own funds, except for payments made by a Guarantor, or paying from its own funds the liabilities and obligations of any Affiliate or any other Person, except as expressly permitted or required in the Mezzanine Loan Documents or the Senior Loan Documents;

(17)        Making any distributions to the Member that would cause it to become insolvent;

(18)        Failing to preserve its existence and limited liability company status and its authority or qualification to do business under the laws of any state or jurisdiction in which it is required to be qualified, or amending, modifying or otherwise changing its certificate of formation, limited liability company agreement or other organizational or governing documents to delete or modify any of the provisions of Article 10 of this Agreement or this Exhibit D or otherwise adversely affect the status of Company as a single purpose, single asset “bankruptcy remote” entity;

(19)        Failing to maintain books and records and bank accounts separate from those of its Affiliates, including its general partners, principals and members, or any other Person;

Exhibit D-2

(20)        Failing to maintain separate financial statements which show its assets and liabilities separate and apart from those of any Affiliate or any other Person or include any assets or liabilities of any Affiliate or any other Person; provided that the Company may also be included in the consolidated statements of any of its Affiliates where required by GAAP, so long as such financial statements contain a footnote clearly stating that Company are separate legal entities and that its assets are not available to satisfy the debts or obligations of any other Person;

(21)        Identifying itself as a division or a part of any Affiliate or other Person or otherwise failing to (a) hold itself out as a legal entity separate and distinct from any other Affiliate or other Person, (b) correct any known misunderstanding regarding its status as a separate entity, (c) conduct its business in its own name or (iv) utilize separate stationery, invoices and checks from any other Person;

(22)        Failing to file its own tax and informational returns unless the Company shall be ignored for federal income tax purposes, as provided in § 301.7701-2 of the Treasury Regulations;

(23)        Making any distribution or payment to Affiliates except as reasonable consideration for benefits provided and which in either case causes it not to maintain adequate capital for the normal obligations of a business of its size and character and in light of its contemplated operations, except as expressly permitted or required in the Mezzanine Loan Agreement and the other Loan Documents for the Mezzanine Loan or the Senior Loan Documents;

(24)        Seeking directly or through any principal, member or Affiliate the dissolution or winding up, in whole or in part, of Company or the Sole Member;

(25)        Entering into any transaction of merger or consolidation, acquiring by purchase or otherwise all or substantially all of the obligations, business or assets of, or any stock or beneficial ownership of, any other Person or permitting any other Person to acquire any obligations, business or assets of the Company, except as permitted by the Mezzanine Loan Agreement;

(26)        Commingling the funds and other assets or liabilities of Company with those of any principal, member, Affiliate or any other Person;

(27)        Failing to maintain its assets in such a manner that it is costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person;

(28)        Failing to observe any legal or customary formality regarding its formation and continued existence;

(29)        Assuming the obligations of any other Person or pledging any of its assets for the benefit of any other Person;

(30)        Holding itself, its assets or its creditworthiness out to be responsible for the debts or obligations of any other Person;

(31)        Except as to the Mezzanine Lender and the Senior Lender, making any representations to any Person to induce them to rely on the assets or the credit of Company or any Affiliate;

Exhibit D-3

(32)        Failing to maintain a sufficient number of employees in light of its business operations;

(33)        Guarantying the payment or performance of any Indebtedness or other obligation of any Affiliate or any other Person;

(34)        Failing to maintain title to its property and assets in its own name, or holding any interest in the property or assets of any other Person;

(35)        Representing that any other Person owns an interest in any of its property or assets;

(36)        Failing to allocate fairly and reasonably any overhead expenses shared with any other Person, including office space and services performed by employees; and

(37)        Receiving any cash, property or other consideration that has been earned by or is payable to any other Person, except pursuant to written assignment agreements on commercially reasonable terms entered into for adequate consideration.

B.          Following are additional actions which would fundamentally change the risks associated with the Mezzanine Loan and which Mezzanine Lender evaluated and relied upon in extending credit on the terms set forth in the Mezzanine Loan Agreement and the other Loan Documents for the Mezzanine Loan. Without Mezzanine Lender’s consent, neither the Company nor Sole Member (as applicable) will take, or has authority to take, any of the following actions (except if and to the extent required or expressly permitted in the Loan Documents):

(1)         Appointing, engaging or terminating any leasing agent, property manager or real estate broker for the Project;

(2)         Entering into, amending, waiving or otherwise modifying or terminating any Material Agreement;

(3)         Changing, waiving, or deviating from the Development Budget, Construction Schedule, or Plans and Specifications (as the same may be amended in accordance with the Mezzanine Loan Agreement);

(4)         Paying or distributing funds or incurring expenses or other obligations except pursuant to the Mezzanine Loan Agreement and the other Loan Documents for the Mezzanine Loan or the Senior Loan Documents and as provided for in the then-current Budget;

(5)         Entering into, modifying, terminating, or waiving any material provision of any agreement for the provision of goods or services involving the expenditure of more than $125,000.00 for any single item or series of related items or $400,000.00 in the aggregate, regardless of the amount of any individual item comprising such total, in any period of twelve consecutive months, unless otherwise approved in the Budget;

(6)         Acquiring, selling, transferring or exchanging any real or personal property, except for the transfer of personal property having a fair market value of less than $125,000.00 for any single item or series of related items or $400,000.00 in the aggregate, regardless of the amount of any individual item comprising such total, in any single transaction where replacement personal property is being acquired in accordance with the then applicable Budget;

Exhibit D-4

(7)         Entering into, amending, waiving or terminating any Leases, except in compliance with Section 5.1.5 of the Mezzanine Loan Agreement;

(8)         Committing or allowing to occur and continue beyond the expiration of any applicable notice or cure period any default under the Senior Loan or any other Material Agreement;

(9)         Changing or modifying the insurance coverage for the Project that would reduce coverage below the policy amounts and terms set forth in the Insurance Requirements;

(10)        Expending, distributing, or applying insurance or condemnation proceeds other than as required or permitted by the Mezzanine Loan Agreement or required by the Senior Loan Documents;

(11)        “Opting out” of Article 8 of the Uniform Commercial Code or modifying any provisions of the Company’s organizational documents relating to its election to “opt in” to Article 8;

(12)        Selling the Project or any portion thereof prior to Final Payment; or

(13)        Entering into any contract or agreement with or paying any fees, compensation or other amounts to any Affiliate of Company, Sole Member or a Guarantor or any of their shareholders, partners, principals or members that is not expressly permitted under the Mezzanine Loan Agreement.

Exhibit D-5

Exhibit E

Construction Loan SPE Provisions

Terms defined in the Construction Loan Agreement have the respective meanings assigned in the Construction Loan Agreement when used as defined terms in this Exhibit E, even if otherwise defined for other purposes elsewhere in this Agreement. The Company:

(1)         will not own any asset other than (a) the Mortgaged Property and (b) incidental personal property necessary for the operation of the Mortgaged Property;

(2)         will not engage in any business other than the ownership, construction, leasing, sale, management and operation of the Mortgaged Property;

(3)         will not enter into any contract or agreement with any member, manager, general partner, principal or Affiliate of the Company or any Affiliate thereof, except upon terms and conditions that are substantially similar to those that would be available on an arm's length basis with third parties other than an Affiliate;

(4)         will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Indebtedness and (b) trade payables or accrued expenses incurred in the ordinary course of business of owning, construction or operating the Mortgaged Property; no debt whatsoever may be secured (senior, subordinate or pari passu) by the Mortgaged Property except the Indebtedness;

(5)         will not make any loans to any third party (including any member, manager, general partner, principal or Affiliate of the Company or a Guarantor);

(6)         will not distribute funds from the Company to its members to the extent such distribution is either in violation of the Construction Loan Agreement or has the known result of causing the Company to be insolvent;

(7)         will do all things necessary to preserve its existence and organizational formalities, and will not amend, modify or otherwise change its organizational documents in a manner which adversely affects the Company's existence as a single purpose, single asset "bankruptcy remote" entity;

(8)         will conduct and operate its business as presently conducted and operated;

(9)         will maintain books and records and bank accounts separate from those of its Affiliates, including its members;

(10)        will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any general partner, principal, member or Affiliate thereof);

(11)        will file its own tax returns except to the extent that it is required by law to file consolidated or group tax returns;

(12)        will not, nor will any member, principal or Affiliate, seek the dissolution or winding up, in whole or in part, of the Company;

(13)        will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

(14)        will not commingle the funds and other assets of the Company with those of any member, manager, general partner, principal or Affiliate or any other Person;

(15)        will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person;

(16)        will continue to observe all legal and customary formalities regarding its formation;

(17)        will not hold itself out to be responsible for the debts and obligations of any other Person; and

(18)        upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against the Company, the Company shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other Debtor Relief Law of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of the Construction Lender to enforce any rights of the Construction Lender against any guarantor or indemnitor of the Indebtedness or the Obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

Exhibit E-2